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                                                                  EXHIBIT 10.4.i


                            MODIFICATION AGREEMENT


         This Modification Agreement (herein so called), is entered into effective as of the 8th day of September, 1997, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement dated effective as of April 30, 1996, by and among the Borrowers and Lender, as amended by those certain Modification Agreements dated February 18, 1997 and May 30, 1997, respectively, among the Borrower, Guarantor and Lender ("Credit Agreement").

         Section 1. Recitals. Borrowers, Guarantor, and Lender desire to amend certain provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound:

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  (a) Each reference to $6,000,000.00 found in the Credit Agreement is hereby amended to read $9,000,000.00

                  (b) Each reference to $600,000.00 found in Section 2.16 Discretionary Advances of the Credit Agreement is hereby amended to read $900,000.00.

                  (c) The Revolving Credit Note ("Credit Note") dated September 8, 1997, in the original principal sum of $9,900,000.00 executed by Borrowers payable to the order of Lender is given in renewal and extension of the Revolving Credit Note dated May 30, 1997, in the original principal sum of $6,600,000.00 executed by Borrowers payable to the order of Lender and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

                  (d) Section 2.1. Loan. of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                      "Subject to the terms and conditions and relying on the
                  representations and warranties contained in this Agreement, Lender agrees to make Advances to either Borrower at any time, and from time to time, on any Business Day prior to the Termination Date in such amounts as such Borrower may request up to but not exceeding the Commitment Limit and each Borrower may borrow, repay, and reborrow hereunder so long as the Aggregate Advances at any one time outstanding shall not exceed the Commitment Limit. No


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                  Advance shall be made against a Mortgage Loan that is not an
                  Eligible Mortgage Loan. The amount of any Advance made hereunder against an Eligible Mortgage Loan shall not exceed such Eligible Mortgage Loan's Warehouse Line Limit. Lender's Commitment shall terminate on the Termination Date or such earlier date pursuant to the terms of this Agreement. All revolving loans made pursuant to this Section 2.1 and all payments of principal with respect to all loans under the Commitment shall be evidenced by notations made by Lender in its business records. The Aggregate Advances reflected by the notations made in Lender's business records shall be conclusive evidence of the principal amount owing and unpaid on the Note. The Aggregate Advances against "B,C, & D" Mortgage Loans outstanding at any one time shall not exceed $4,000,000.00. The Aggregate Advances against FHA Title I Mortgage Loans outstanding at any one time shall not exceed $1,000,000.00. The aggregate amount of all Receivables Advances outstanding at any one time shall not exceed the Receivables Loan Value. The aggregate amount of all Repurchased Advances oustanding at any one time shall not exceed $4,000.00. Notwithstanding anything to the contrary contained in this Agreement or otherwise, Capital shall not be permitted at any time to receive any Receivable Advance or Repurchased Advance hereunder"

         Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the Credit Agreement or the other Loan Documents to the "Note" shall be deemed references to the Credit Note.

         Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and


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subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS, EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF COMPETENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS OR PROSPECTIVE BUSINESS ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B, EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR
(i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE GUARANTOR EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT ARE NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.


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         Section 6. Severability. In the event anyone or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in an respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

         Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 9. No Waive. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 11. Counterparts. This Modification Agreement maybe executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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        EXECUTED and effective as of the dates first written above.

                                   BORROWERS:

                                   ALLIED MORTGAGE CORPORATION,
                                   a Texas corporation

                                   By: /s/ JIM C. HODGE
                                       ---------------------------------
                                       JIM C. HODGE, President

                                   ALLIED MORTGAGE CAPITAL CORPORATION,
                                   a Texas corporation

                                   By: /s/ JIM C. HODGE
                                       ---------------------------------
                                       JIM C. HODGE, Vice President

                                   GUARANTOR:


                                   /s/ JIM C. HODGE
                                   -------------------------------------
                                   JIM C. HODGE

                                   LENDER:


                                   COASTAL BANC ssb


                                   By: /s/ DON MACH
                                       ---------------------------------
                                           DON MACH, Vice President


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